                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                      AQUAPENN SPRING WATER COMPANY, INC.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, no par value (the "Shares"), of AquaPenn Spring Water Company, Inc., a Pennsylvania corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to the Harris Trust Company of New York, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Proration; Expiration Date" of the Offer to Purchase) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram, telex or facsimile transmission to the Depositary. See "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

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                  BY MAIL:                              BY HAND/OVERNIGHT DELIVERY:

             Wall Street Station                              Receive Window
                P.O. Box 1023                                Wall Street Plaza
        New York, New York 10268-1023                  88 Pine Street, 19(th) Floor
                                                         New York, New York 10005
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                                 BY FACSIMILE:
                                 (212) 701-7636

                                   CONFIRM BY
                                   TELEPHONE:
                                 (212) 701-7624

 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER
         THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to Zoneo Acquisition Corp., a Pennsylvania corporation and an indirect subsidiary of Groupe Danone, a French SOCIETE ANONYME, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 6, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendment or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offering and Tendering Shares" of the Offer to Purchase.

  Number of Shares: __________________________________________________________

  Certificate Nos. (If Available):
  ____________________________________________________________________________

  Check box if Shares will be delivered by book-entry transfer:

  / / The Depositary Trust Company
  Account No. ________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

  Dated: ___________, 199_

  Name(s) of Holders:

  ____________________________________________________________________________

  ____________________________________________________________________________
                              PLEASE TYPE OR PRINT

   __________________________________________________________________________
                                    ADDRESS

   __________________________________________________________________________
                                    ZIP CODE

   __________________________________________________________________________
                          AREA CODE AND TELEPHONE NO.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member in good standing of the Medallion Signature Guarantee Program or is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees to delivery to the Depositary at one of its addresses set forth above, either Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three New York Stock Exchange trading days of the date hereof.

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--------------------------------------------              -------------------------------------------------------
NAME OF FIRM                                              TITLE

-------------------------------------------------------   -------------------------------------------------------
AUTHORIZED SIGNATURE                                      ADDRESS                                        ZIP CODE
                         NAME:
                  PLEASE TYPE OR PRINT                    AREA CODE AND TELEPHONE NO.
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                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.

                  SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL.
Dated: ___________, 199_.

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